EXHIBIT 99.2




                                CON-WAY INC.

                    RESTRICTED STOCK UNIT GRANT AGREEMENT

THIS AGREEMENT, granted on the __ day of ______, _____ ("Grant Date"), by Con-way Inc., a Delaware corporation (hereinafter called "Company") to (hereinafter called "Recipient").

                                 WITNESSETH:

WHEREAS, the Company has adopted the Con-way Inc. 2006 Equity and Incentive Plan, as amended from time to time (as so amended, the "Plan"), which Plan is incorporated into this Agreement by reference;

WHEREAS, the Company encourages its executive officers to own securities of the Company and thereby to align their interests more closely with the interests of the other stockholders of the Company, desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified executive officers; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue to Recipient the Restricted Stock Units (as defined below) provided for in this Agreement as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, the Company hereby grants to Recipient the Restricted Stock Units provided for in this Agreement upon the following terms and conditions:

   1.Defined Terms. Except as otherwise indicated herein, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Plan.

   2.Restricted Stock Units.  As of the Grant Date, the Company hereby grants
     Recipient ____ units pursuant to Section 10 of the Plan (hereinafter called the "Restricted Stock Units"), subject to the requirement that Recipient remains an Active Employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the Grant Date through the applicable Vesting Date for such Restricted Stock Units as as set forth in Section 3. As used herein, "Active Employee" of the Company, a Subsidiary or an Affiliate means an employee who (i) is actively employed by the Company, a Subsidiary or an Affiliate or (ii) is on an authorized medical, disability or other leave from the Company, a Subsidiary or an Affiliate. The number of Restricted Stock Units granted
     hereunder   will   be   adjusted  from  time  to  time  for  changes  in
     capitalization, as provided in the Plan.

   3.Vesting; Settlement.

     (a) Subject to subsections (b), (c), (d) and (e) of this Section 3, all Restricted Stock Units shall vest on the third (3rd) anniversary of the Grant Date, provided that Recipient has been an Active Employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the Grant Date until such date. Subject to Section 5 below, the Company may cause such number of Restricted Stock Units to vest as may be necessary to satisfy any Tax-Related Items (as defined in Section 5 below) that may arise before the vesting date.

     (b) All Restricted Stock Units (if any) which have not vested shall vest upon the earliest to occur of the following, provided that Recipient has been an Active Employee of the Company, a Subsidiary or an Affiliate at all times during the period from the Grant Date until the date of such occurrence:

          (1)  Recipient's death;

          (2) Termination of Recipient's employment with the Company, a Subsidiary or an Affiliate as a result of a Disability; or

          As used herein, "Disability" means a substantial mental or physical disability, as determined by the Committee in its sole discretion.

     (c) A pro rata portion of all Restricted Stock Units which have not vested shall vest upon Recipient's Normal Retirement. Such pro rata portion shall equal the number of unvested Restricted Stock Units, multiplied by a fraction, the numerator of which is the number of full months elapsing from the Grant Date to the date of Recipient's Normal Retirement, and the denominator of which is 36. "Normal Retirement" means retirement on or after age 65 (Normal Retirement Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service (as defined in a retirement plan of the Company, a Subsidiary or an Affiliate applicable to Recipient) equal to at least 85 (the Rule of 85). For the avoidance of doubt, any Restricted Stock Units that do not vest pursuant to this Section 3(c) (i.e., the non-pro rata portion) shall be automatically, immediately and irrevocably forfeited upon Recipient's Normal Retirement.

     (d) (1) Upon a Change in Control (other than a Change in Control that constitutes a "Disposition of a Business Unit" (as defined in the CIC Severance Agreement (as defined below)), the Restricted Stock Unit shall be converted, assumed or replaced with an equivalent restricted stock unit or right ("Assumed") by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation"). If there is a Change in Control (other than a Disposition of a Business Unit) and the Restricted Stock Unit is not Assumed, then immediately prior to the Change in Control such Restricted Stock Units shall become fully vested. For purposes of this Paragraph 3(d)(1), the Restricted Stock Units shall be considered Assumed if, following the Change in Control, the restricted stock unit or other right confers the right to receive, for each Restricted Stock Unit subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in connection with the Change in Control by holders of Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration selected by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in connection with the Change in Control is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received, for each share of Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Stock in connection with the Change in Control.

          (2) If, on the Grant Date, Recipient is a party to a Severance Agreement (Change in Control) with the Company or a Subsidiary or Affiliate (on the terms, conditions and other provisions, including definitions, as are in effect on the Grant Date and without regard to whether the Severance Agreement (Change in Control) is in effect on the date of a Change in Control or the date Recipient's employment terminates, the "CIC Severance Agreement"), then, if the Restricted Stock Units are Assumed and Recipient's employment terminates and such termination of employment constitutes or would constitute a "Severance" (as defined in the CIC Severance Agreement), the Restricted Stock Units shall become fully vested on the date of Recipient's termination.

          (3) Notwithstanding subsection (2) of this Section 3(d), if the Change in Control constitutes a "Disposition of a Business Unit" (as defined in the CIC Severance Agreement) and, as of immediately prior to the Change in Control, Recipient is an Active Employee of the Business Unit that is the subject of the Change in Control, then:

               (i) If, immediately following the Change in Control, Recipient continues to be employed by the Business Unit (or is employed by the successor company that acquires the Business Unit) and, as a result of the Change in Control, ceases to be an Active Employee, then the Restricted Stock Units shall become fully vested on the date of the Change in Control;

               (ii) If, in connection with the Change in Control, Recipient ceases to be an Active Employee and is not retained by the Business Unit (or employed by the successor company that acquires the Business Unit), then the Restricted Stock Units shall become fully vested on the date of the Change in Control;

               (iii) If, in connection with  the Change in Control, Recipient ceases to be an employee of the Business Unit but continues to be employed as an Active Employee (regardless of whether employed in the same capacity as was employed prior to the Change in Control), then the provisions of subsection (2) of this Section 3(d) shall apply to the Restricted Stock Units (it being understood that a Change in Control will be deemed to have occurred for purposes of subsection (2)).

          (4) Any other provision of this Agreement to the contrary notwithstanding, in the event it is determined by the Company that any vesting of the Restricted Stock Units contemplated by this Section 3(d) would be subject to the Excise Tax (as defined in the CIC Severance Agreement) or would result in the loss of a deduction to the Company or any Affiliate under
               Section 280G of the Code, the vesting of the Restricted Stock Units may be adjusted as provided in Section 4 of the CIC Severance Agreement.

     (e) (1) If, on the Grant Date, Recipient is (i) a party to a Severance Agreement (Non-Change in Control) with the Company or a Subsidiary or Affiliate (on the terms, conditions and other provisions, including definitions, as are in effect on the Grant Date and without regard to whether the Severance Agreement (Non-Change in Control) is in effect on the date Recipient's employment is terminated, the "Non-CIC Severance Agreement") or (ii) eligible to receive severance benefits under the Non-Change in Control Severance Policy (on the terms, conditions and other provisions, including definitions, as are in effect on the Grant Date and without regard to whether the Non-Change in Control Severance Policy is in effect on the date Recipient's employment is terminated, the "Non-CIC Severance Policy"), then if Recipient's employment terminates while Recipient is an Active Employee and such termination of employment constitutes or would constitute, as applicable, (A) a "Severance" (as defined in the Non-CIC Severance Agreement) or (B) an "Involuntary Termination" (as defined in the Non-CIC Severance Policy), then the Restricted Stock Units shall become vested, on the date of Recipient's termination of employment but only to the extent provided in the Non-CIC Severance Agreement or Non-CIC Severance Policy, as applicable.

          (2) Recipient hereby acknowledges and understands that under no event or circumstance shall Recipient be entitled to vesting acceleration under this Section 3(e) to the extent such vesting acceleration exceeds any vesting acceleration that has occurred or will occur under the Non-CIC Severance Agreement or Non-CIC Severance Policy, as applicable.

     (f) Recipient shall not be eligible to the vesting acceleration or other benefit provided under subsection (d) or (e) unless Recipient (or, in the event of the death of Recipient, the executor, personal representative or administrator of Recipient's estate) first executes a written release in the form then maintained by the Company and delivers such release to the Company within the period required under the release, but in any event with 45 days following Recipient's employment termination.

     (g) All Restricted Stock Units (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient ceases to be an Active Employee of the Company, a Subsidiary or an Affiliate for any reason other than as a result of an occurrence described in subsections (b), (c), (d) or (e) above. Upon forfeiture of any Restricted Stock Units, all right, title and interest of Recipient in such Restricted Stock Units, and in any distributions contemplated by Section 4 (other than cash dividends received by Recipient pursuant to Section 4 prior to such forfeiture), shall thereupon cease; and all right, title and interest in and to such Restricted Stock Units and distributions shall vest in the Company, with no compensation or consideration to Recipient.

     (h) Each vested Restricted Stock Unit will be settled by the delivery of one share of Stock to Recipient, as soon as practicable, subject to satisfaction of tax withholding obligations (as described in Section 5) and compliance with securities laws and other applicable laws; provided, however, that to the extent that settlement of the Restricted Stock Units constitutes an item of deferred compensation under Section 409A (in the case of U.S. taxpayers), the Restricted Stock Units shall be settled on the earliest of (i) the vesting date provided in Section 3(a), (ii) if Section 3(d)(1) applies, within 30 days following a Change in Control that is a "change in control event" within the meaning of Section 409A, (iii) on the 52nd day following a "separation from service" within the meaning of Section 409A, subject to any delay that would not result in a violation under Section 409A, the related Treasury Regulations and other guidance from the Internal Revenue Service or Treasury.

     (i) For avoidance of doubt, only shares of Stock shall be issuable upon the settlement of Restricted Stock Units, not cash. The Company shall not be required to issue fractional shares of Stock upon settlement of the Restricted Stock Units.

   4.Dividend Equivalents.

     (a) Recipient shall not be entitled to receive Dividend Equivalents with respect to the Restricted Stock Units and Additional Securities held by Recipient in the event that the Board declares a cash dividend on the Company's Stock.

     (b) If the Board declares a dividend on the Company's Stock (other than a cash dividend) including, but not by way of limitation, warrants and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, Recipient will be entitled to Dividend Equivalents equal to the value (as determined by the Committee in its sole discretion) of dividends payable on the same number of shares of Stock as the number of Restricted Stock Units and Additional Securities (as defined below) then held by Recipient. Any such Dividend Equivalents will be in the form of additional whole Restricted Stock Units, which Restricted Stock Units shall be subject to the same terms and vesting and payment conditions as the underlying Restricted Stock Units or Additional Securities with respect to which they were issued (such additional Restricted Stock Units being referred to as "Additional Securities"). The number of additional Restricted Stock Units Recipient will receive shall be determined by dividing the value (as determined by the Committee in its sole discretion) of dividends payable per share of Stock on a given date by the Fair Market Value per share of Stock on such date (rounded down to the nearest whole share).

   5.Taxes.

     (a) Regardless of any action the Company or the Subsidiary or Affiliate that employs Recipient (the "Employer") takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding ("Tax-Related Items"), Recipient acknowledges that the ultimate liability for all Tax-Related Items legally due by him or her is and remains Recipient's responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including the grant or vesting of the Restricted Stock Units, the settlement of the Restricted Stock Units in shares of Stock upon vesting, the subsequent sale of any shares of Stock acquired at vesting and the receipt of any dividends or Dividend Equivalents; and (2) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Recipient's liability for Tax-Related Items.

     (b) Prior to any taxable or tax withholding event, as applicable, Recipient shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Recipient authorizes the Company and/or the Employer, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

        (1) withholding from Recipient's wages or other cash compensation paid to Recipient by the Company and/or the Employer;

        (2) withholding from proceeds of the sale of shares of Stock acquired upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Recipient's behalf pursuant to this authorization); or

        (3)  withholding   in   shares   of   Stock   to   be   issued   upon
             vesting/settlement of the Restricted Stock Units.

          To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, Recipient is deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Recipient's participation in the Plan. Anything in this
          Section 5 to the contrary notwithstanding, the right of the Company or the Employer to withhold any Tax-Related Items for any portion of the Restricted Stock Units that is considered deferred compensation subject to Section 409A of the Code shall be limited to the minimum amount permitted to avoid a prohibited acceleration under Section 409A of the Code.

     (c) Recipient will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Recipient's participation in the Plan or his/her acquisition of shares of Stock that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds from the sale of shares of Stock, if Recipient fails to comply with Recipient's obligations in connection with the Tax Related Items.

   6.Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be final and binding on all parties (except as otherwise resolved or settled pursuant to the claims procedures set forth in Section 15 of the Plan).

   7.Nature  of  Grant.   In  accepting  the grant of Restricted Stock Units,
     Recipient acknowledges, understands, and agrees that:

     (a)  the  Plan  is  established  voluntarily   by  the  Company,  it  is
          discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

     (b) this award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;

     (c) all decisions with respect to future grants of Restricted Stock Units or other awards, if any, will be at the sole discretion of the Company;

     (d)  Recipient is voluntarily participating in the Plan;

     (e) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units are not intended to replace any pension rights;

     (f) the award of Restricted Stock Units and Recipient's participation in the Plan will not be interpreted to form an employment contract with the Company or any of its Subsidiaries or Affiliates;

     (g) the future value of the shares of Stock underlying the Restricted Stock Units is unknown and cannot be predicted with certainty;

     (h) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Recipient's participation in the Plan, or Recipient's acquisition or sale of the underlying shares of Stock;

     (i) Recipient is hereby advised to consult with Recipient's personal tax, legal and financial advisors regarding Recipient's participation in the Plan before taking any action related to the Plan;

     (j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of Recipient's employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration  of  the  grant of the Restricted Stock
          Units to which Recipient is otherwise not entitled, Recipient irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Recipient shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims;

     (k)  For   Recipients   who  reside  outside  the  U.S.,  the  following
          additional provisions shall apply:

          (i) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or Affiliate of the Company;

          (ii) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Recipient's employment contract, if any; and

          (ii) in the event of termination of Recipient's employment (whether or not in breach of local labor laws), Recipient's right to receive the Restricted Stock Units and vest in the Restricted Stock Units under the Plan and this Agreement, if any, will terminate effective as of the date that Recipient is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of "garden leave" or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Recipient is no longer actively employed for purposes of the Restricted Stock Units and this Agreement.

   8.Data  Privacy.   This  Section  8 applies to Recipient only if Recipient
     resides outside of the U.S. If Recipient resides outside of the U.S., then Recipient hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Recipient's personal data as described in this Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Recipient's participation in the Plan.

     Recipient understands that the Company and the Employer may hold certain personal information about Recipient, including, but not limited to, Recipient's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Recipient's favor, for the exclusive purpose of implementing, administering and managing the Plan ("Data").

     Recipient understands that Data will be transferred to E*Trade Financial Services, Inc., Morgan Stanley, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Recipient understands that those who receive the Data may be located in the United States or elsewhere, where the data privacy laws and protections may be different. Recipient understands that he or she may request a list with the names and addresses of any potential third party transferees of the Data by contacting his or her local human resources representative. Recipient authorizes the Company, E*Trade Financial Services, Inc., Morgan Stanley, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Recipient understands that Data will be held only as long as is necessary to implement, administer and manage Recipient's participation in the Plan. Recipient understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Recipient understands, however, that refusing or withdrawing his or her consent may affect Recipient's ability to participate in the Plan. For more information on the consequences of Recipient's refusal to consent or withdrawal of consent, Recipient understands that he or she may contact his or her local human resources representative.

   9.No Right to Continued Employment,  etc.   None  of  this  Agreement, the
     grant of Restricted Stock Units hereunder, the vesting of Restricted Stock Units, Recipient's receipt of Stock upon the settlement of vested Restricted Stock Units or any other agreement entered into pursuant hereto (i) shall confer upon Recipient the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Recipient's employment.

   10.No Rights  as  Stockholder  Prior  to Issuance of Stock; Securities Law
     Compliance. Recipient shall not have any rights as a stockholder of the Company (including any voting rights) by virtue of the grant of Restricted Stock Units hereunder or the vesting of Restricted Stock Units, prior to the time that shares of Stock are issued to Recipient in accordance with the terms of this Agreement and the Plan. No shares of Stock shall be issued upon the vesting of Restricted Stock Units unless such shares are either (a) then registered under the Securities Act or
     (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The award of Restricted Stock Units, the vesting of Restricted Stock Units or the settlement of vested Restricted Stock Units under this Agreement must also comply with other applicable laws and regulations, and shares of Stock will not be issued if the Company determines that such issuance would not be in material compliance with such laws and regulations.

   11.Notice.  Any notice  or  other  paper  required  to  be  given  or sent pursuant to the terms of this Agreement or the Plan shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company:  Con-way Inc.
               2855 Campus Drive, Suite 300
               San Mateo, CA  94403
               Attn.:  Corporate Secretary

     Recipient:At  Recipient's   address  as  it  appears  under  Recipient's
               signature to this Agreement, or the last address provided by Recipient to the Company.

   12.Transferability.   None  of  the  Restricted Stock  Units,  the  vested
     Restricted Stock Units, or any beneficial interest in any of the foregoing, may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Recipient may designate a beneficiary for the shares of Stock that may be issuable upon the settlement of vested Restricted Stock Units, in the event of Recipient's death, by completing the Company's approved beneficiary designation form and filing such form with the Company's Corporate Human Resources Department, which beneficiary designation form shall be effective only to the extent permitted by applicable law. If applicable law does not permit the transfer of shares of Stock that may be issuable upon the settlement of vested Restricted Stock Units, in the event of Recipient's death, to the beneficiary designated on such beneficiary designation form, such transfer shall be made in accordance with Recipient's will or the laws of descent and distribution. The terms of this Agreement shall be binding upon Recipient's executors, administrators, heirs, successors, and transferees.

   13.Amendment;  Modification.   This  Agreement  may  not  be  modified  or
     amended, except for a unilateral amendment by the Company that does not materially adversely affect the rights of Recipient under this Agreement. No party to this Agreement may unilaterally waive any provision hereof, except in writing. Any such modification, amendment or waiver signed by, or binding upon, Recipient, shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement.

   14.Severability.   If  any provision of this Agreement shall be invalid or
     unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

   15.Successors.   Except  as  otherwise  expressly  provided  herein,  this
     Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

   16.Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of Delaware without regard to principles of conflicts of laws. Recipient hereby agrees to submit to the jurisdiction and venue of the courts of the State of California and Federal Courts of the United States of America located within the County of Santa Clara for all actions relating to the Restricted Stock Units, the vested Restricted Stock Units, the shares of Stock issued upon settlement of the vested Restricted Stock Units, any Dividend Equivalents, this Agreement, or the Plan. Recipient further agrees that service may be made upon him or her in such action or proceeding by first class, certified or registered mail, to the last address provided to the Company.

   17.Governing Plan Document.   This  award is subject to all the provisions
     of the Plan, which hereby are incorporated herein, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

   18.Language.   If  Recipient  has  received  this  Agreement  or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.

   19.Appendix. Notwithstanding any provisions in this Agreement or the Plan, the grant of Restricted Stock Units shall be subject to any special terms and conditions set forth in the Appendix A to this Agreement for Recipient's country of residence, if any. Moreover, if Recipient relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Recipient, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

   20.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Recipient hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

   21.Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

   22.Code Section 409A.

     (i) For U.S. taxpayers, notwithstanding anything to the contrary in this Agreement, no settlement of Restricted Stock Units or other payment under this Agreement that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of Recipient's termination of employment shall be made to Recipient unless Recipient's termination of employment constitutes a "Separation from Service" (as that term is defined in the 2005 Deferred Compensation Plan for Executives and Key Employees (the "DCP")). In addition, if Recipient is a "Specified Employee" (as that term is defined in the DCP) at the time of the Separation from Service, then to the extent required in order to comply with
          Section 409A of the Code, the Stock shall be delivered (and any other payment) shall be made to Recipient on the earlier of (i) the first day of the seventh month following the date of the Separation from Service or (ii) the date of Recipient's death;

     (ii) The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all vesting or delivery of shares of Stock provided under this Agreement are made in a manner that complies with Section 409A of the Code and the Treasury Regulations and other IRS guidance issued thereunder. It is the Company's intention that this Agreement and the award of Restricted Stock Units, the vesting of Restricted Stock Units and the settlement of vested Restricted Stock Units hereunder  shall  comply  with  Section  409A  of  the  Code;  this
          Agreement shall be interpreted in a manner consistent with such intention. The Company makes no representation or covenant to ensure that the vesting and delivery of the shares of Stock provided under this Agreement are exempt or compliant with Section 409A of the Code and will have no liability to Recipient or any other party if the vesting or delivery of shares of Stock under this Agreement that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Company with respect thereto.

                                     * * * *

Recipient acknowledges that as of the Grant Date, this Restricted Stock Unit Grant Agreement and the Plan set forth the entire understanding between Recipient and the Company regarding the acquisition of stock in the Company under the Plan and supersede all prior oral and written agreements on this subject.

By Recipient's electronic acceptance and/or signature and the signature of the Company's representative below, Recipient and the Company agree that the award of Restricted Stock Units is granted under and governed by the terms and conditions of this Agreement (including the country-specific Appendix A) and the Plan. Recipient has reviewed and fully understands all provisions of this Agreement (including the country-specific Appendix A) and the Plan in their entirety, and has had an opportunity to obtain the advice of counsel prior to executing this Agreement.


                               CON-WAY INC.


                               By:  __________________________________
                                    Jennifer W. Pileggi
                                    Sr. VP General Counsel & Secretary
                                    2855 Campus Drive, Suite 300
                                    San Mateo, CA  94403


                               RECIPIENT _____________________________


                               By: ___________________________________



************************************




                                 APPENDIX A

                   ADDITIONAL TERMS AND CONDITIONS OF THE
                 CON-WAY INC. 2006 EQUITY AND INCENTIVE PLAN
                    RESTRICTED STOCK UNIT GRANT AGREEMENT
                   FOR EMPLOYEES OUTSIDE THE UNITED STATES


Terms and Conditions

This Appendix A includes additional terms and conditions that govern the Restricted Stock Units granted to Recipient under the Con-way Inc. 2006 Equity Incentive Plan (the "Plan") if Recipient resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix A are defined in the Plan and/or the Restricted Stock Unit Grant Agreement (the "Agreement"), and have the meanings set forth therein.

Notifications

This Appendix A also includes information regarding exchange controls and certain other issues of which Recipient should be aware with respect to Recipient's participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2009. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Recipient not rely on the information noted in this Appendix A as the only source of information relating to the consequences of Recipient's participation in the Plan because the information may be out of date at the time that Recipient vests in the Restricted Stock Units or sells shares of Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Recipient's particular situation, and the Company is not in a position to assure Recipient of a particular result. Accordingly, Recipient is advised to seek appropriate professional advice as to how the relevant laws in Recipient's country may apply to Recipient's situation.

Finally, if Recipient is a citizen or resident of a country other than the one in which Recipient is currently working or transfers employment after the Grant Date, the information contained herein may not be applicable to Recipient.


                                    CHINA

Terms and Conditions

Legal Restrictions. To facilitate compliance with applicable laws and regulations in China, Recipient agrees to immediately sell all shares of Stock issued to Recipient at vesting and settlement of the Restricted Stock Units, or as soon as possible thereafter (in the event of a blackout period). Recipient further agrees that the Company is authorized to instruct its designated broker, currently E*Trade Financial Services, Inc., to assist with the mandatory sale of such shares of Stock (on Recipient's behalf pursuant to this authorization) and Recipient expressly authorizes the Company's designated broker to complete the sale of such shares of Stock. Recipient acknowledges that the Company's designated broker is under no obligation to arrange for the sale of the shares of Stock at any particular price. Upon the sale of the shares of Stock, the Company agrees to pay Recipient the cash proceeds from the sale, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. These restrictions will not apply to non-PRC citizens.

Exchange Control Requirements. Recipient understands and agrees that, pursuant to local exchange control requirements, Recipient will be required to immediately repatriate the cash proceeds from sale of shares of Stock underlying the Restricted Stock Units to China. Recipient further understands that, under local law, such repatriation of his or her cash proceeds may need to be effectuated through a special exchange control account established by the Company, an Affiliate, or the Employer, and Recipient hereby consents and agrees that any proceeds from the sale of shares of Stock may be transferred to such special account prior to being delivered to Recipient. The Company is under no obligation to secure any exchange conversion rate, and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions in China. Recipient agrees to bear any currency fluctuation risk between the time the shares of Stock are sold and the time the sale proceeds are distributed through any such special exchange account. Recipient further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. These requirements will not apply to non-PRC citizens.


                                  HONG KONG

Terms and Conditions

Securities Law Information. To facilitate compliance with securities laws in Hong Kong, Recipient agrees not to sell the shares of Stock issued upon vesting of the Restricted Stock Units within six months of the Grant Date.

WARNING: The Restricted Stock Units and the shares of Stock to be issued upon vesting do not constitute a public offer of securities under Hong Kong law and are available only to employees of the Company, or a Subsidiary or Affiliate. Please be aware that the contents of the Agreement, including this Appendix A, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a "prospectus" for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. The Restricted Stock Units are intended only for the personal use of each eligible employee of the Employer, the Company or any Affiliate and may not be distributed to any other person. Recipient is cautioned to review the offer carefully as it may not include the same information as an offer made by a Hong Kong issuer. If Recipient is in any doubt about any of the contents of the Agreement, including this Appendix A, or the Plan, Recipient should obtain independent professional advice.

Notifications

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.


                                  SINGAPORE

Notifications

Securities Law Information. The Restricted Stock Units are being granted to Recipient pursuant to the "Qualifying Person" exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) ("SFA"). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Recipient should note that such Award of Restricted Stock Units is subject to section 257 of the SFA and Recipient will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the shares of Stock underlying the Restricted Stock Units unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section
280) of the SFA (Cap 289, 2006 Ed.).

Director Notification Requirement. If Recipient is a director, associate director or shadow director of the Company or a Singapore Affiliate of the Company, Recipient is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Affiliate in writing when Recipient receives an interest (e.g., Restricted Stock Units, shares of Stock, etc.) in the Company or any related companies within two days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the shares of Stock are sold), or (iii) becoming a director.